UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021 (February 11, 2021)

APPLIED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Fifth Avenue, Suite 1400 New York, NY 10017	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 220-9226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	APLT	The Nasdaq Stock Market LLC

Item 1.01. Entry Into a Material Definitive Agreement.

On February 11, 2021, Applied Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Cowen and Company, LLC and UBS Securities LLC as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale pursuant to an underwritten public offering (the “Offering”) of an aggregate of 3,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), and up to 450,000 additional shares of Common Stock at the Underwriters’ option. The Shares were sold at a public offering price of $23.00 per share, less underwriting discounts and commissions, as described in the prospectus supplement, dated February 11, 2021, filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2021. The offering of Common Stock closed on February 17, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2021, by and among the Company and Goldman Sachs & Co. LLC, Cowen and Company, LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the shares in the Offering.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Dated: February 17, 2021	By:	/s/ Charles Silberstein
	Name:	Charles Silberstein, M.D.
	Title:	Chief Financial Officer

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